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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                  March 26, 2001


                  BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                        0-21736                84-1158484
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)




           240 Main Street
         Post Office Box 21
        Black Hawk, Colorado                                        80422
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:     (303) 582-1117
                                                        --------------


                                    No Change
       ------------------------------------------------------------------
       Former name or former address if changed since date of last filing



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Item 5.           Other Events.
------            ------------

         On March 26, 2001, the registrant announced that Jeffrey P. Jacobs will not withdraw his offer on March 26, 2001; however, he retains the right to withdraw it at any time.

         On February 27, 2001, the Company announced that Jeffrey P. Jacobs, the Company's CEO and Chairman of the Board, proposed a transaction to purchase all of the shares of the Company's common stock that he or his affiliates do not currently own, for $11.00 per share in cash. On that same day, the Company appointed a Special Committee to employ independent legal counsel and a financial advisor to assist it in analyzing the offer and negotiating with Mr. Jacobs.

         See the press release dated March 26, 2001 attached hereto as an exhibit for more details.



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Item 7.           Financial Statements and Exhibits.
------            ---------------------------------

(a)               Financial Statements.     None
                  --------------------

(b)               Exhibits.  The following exhibit is filed herewith:
                  --------

                  Number                    Description
                  ------                    -----------
                  01-8K.3           Press release dated March 26, 2001




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             BLACK HAWK GAMING &
                                             DEVELOPMENT COMPANY, INC.



                                             By: /s/ Stephen R. Roark
                                                --------------------------------
                                                Stephen R. Roark, President

Date:  March 26, 2001




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                                  EXHIBIT INDEX


                  Number                    Description
                  ------                    -----------
                  01-8K.3           Press release dated March 26, 2001